Important Notice Regarding Change
in Fund Name,
Investment Objective, Index and Related Matters
SPDR® Series Trust
SPDR SSGA Gender Diversity Index ETF
(the “Fund”)
Supplement dated October 19, 2022 to the Prospectus, Summary Prospectus and
Statement of Additional Information (“SAI”) each dated October 31, 2021, as may be supplemented from time to time
Effective on or about December 8, 2022 (the “Effective Date”), the Fund’s name, investment objective, benchmark index and principal investment strategy will change. Accordingly, as of the Effective Date:

1.
All references to the Fund’s name and benchmark index in the Prospectus, Summary Prospectus, and SAI (except for the benchmark index in the Average Annual Total Return Table in the Prospectus and Summary Prospectus) are deleted and replaced as follows:

Current Name of Fund	Current Benchmark Index	New Name of Fund	New Benchmark Index
SPDR SSGA Gender Diversity Index ETF	SSGA Gender Diversity Index	SPDR MSCI USA Gender Diversity ETF	MSCI USA Gender Diversity Select Index

2.	The section entitled “INVESTMENT OBJECTIVE” on page 1 of the Prospectus and Summary Prospectus is deleted and replaced with the following:
The SPDR MSCI USA Gender Diversity ETF seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks U.S. large- and mid‑cap companies exhibiting certain gender diversity and diversity management characteristics.

3.	The section entitled “THE FUND’S PRINCIPAL INVESTMENT STRATEGY” beginning on page 1 of the Prospectus and Summary Prospectus is deleted and replaced with the following:
In seeking to track the performance of the MSCI USA Gender Diversity Select Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, either may invest the Fund’s assets in a subset of securities in the Index or may invest the Fund’s assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index, as determined by the Adviser to be in the best interest of the Fund in pursuing its objective.
Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index. In addition, in seeking to track the Index, the Fund may invest in equity securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser). In seeking to track the Index, the Fund’s assets may be concentrated in an industry or group of industries, but only to the extent that the Index concentrates in a particular industry or group of industries. Futures contracts (a type of derivative instrument) may be used by the Fund in seeking performance that corresponds to the Index and in managing cash flows.
The MSCI USA Gender Diversity Select Index (the “Index”) is designed to represent the performance of companies that exhibit a commitment towards promoting and maintaining a high level of gender diversity across the different levels within their organization, including their corporate board, executive and senior management, and workforce. The selection universe for the Index includes all constituents in the MSCI USA Index (the “Parent Index”), which is designed to measure the performance of the large- and mid‑cap segments of the U.S. market.
The Index incorporates certain gender diversity and environmental, social and governance (“ESG”) metrics developed by MSCI ESG Research (a subsidiary of the Index Provider (defined below)) to score and screen each security within the Parent Index. Companies in the Parent Index are first assigned an ESG Controversy Score, which provides an assessment of controversies concerning any negative environmental, social and/or governance impact of a company’s operations, products and services. ESG Controversy Scores fall on a 0‑10 scale, with 0 representing a company assessed as having involvement in very severe controversies. The Parent Index is screened to remove (i) companies with an ESG Controversy Score of 0 and (ii) companies not assigned an ESG Controversy Score. In addition, the Parent Index is also screened to remove companies with a Labor Rights – Discrimination and Workforce Diversity Controversy score of 0 or 1, which are companies determined as having involvement in certain very severe or severe workforce diversity controversies. Factors affecting this evaluation include, but are not limited to, a history of involvement in discrimination-related legal cases, widespread or egregious instances of discrimination on the basis of sex, race, or ethnicity, resistance to improved practices, and workplace discrimination-related criticism and allegations by non‑governmental organizations and/or other third-party observers.
The remaining securities are each assigned an MSCI Gender Diversity Score based on two components: a Women Representation Score and a Diversity Management Score. The Women Representation Score reflects 75% of the weight of the MSCI Gender Diversity Score and evaluates each company based on the following criteria and the company’s disclosure of such criteria: (i) percent/number of women on the board of directors, (ii) percent of women in executive management positions, (iii) percent of women in senior management positions, and (iv) percent of all employees who are women. The Diversity Management Score represents the remaining 25% of the weight of the MSCI Gender Diversity Score and evaluates each company based on the following criteria: (i) workforce diversity policies and senior management oversight of such policies; (ii) programs to help attract, retain and promote women in the workforce, including explicit quantitative recruitment targets and employee benefits; and (iii) ability to attract, retain and develop human capital based on its provision of benefits, training and development programs, and employee engagement. Companies are not eligible for inclusion in the Index if they have (i) no women serving on the board of directors and no women serving in executive management positions or (ii) a Women Representation Score of 3 or less (based on a 0‑10 scale).
For each GICS (Global Industry Classification Standard) sector, companies are selected for inclusion in the Index primarily in decreasing order of MSCI Gender Diversity Score until 50% of the free float adjusted market capitalization of the sector is reached. The selected securities are weighted by the product of their market capitalization weight in the Parent Index and the MSCI Gender Diversity Score. The weights are then distributed proportionally to sum to 100%. Sector weights in the Index are set equal to the corresponding sector weight in the Parent Index. To mitigate concentration risk, each security’s weight in the Index is capped at 4.5%, and any weight exceeding this limit will be redistributed on a pro‑rata basis to securities of issuers that do not exceed the 4.5% limit. The index is rebalanced quarterly, and changes are implemented at the end of February, May, August and November.
The Index is sponsored by MSCI, Inc. (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

4.	The “PRINCIPAL RISKS OF INVESTING IN THE FUND” section beginning on page 2 of the Prospectus and Summary Prospectus is updated to add the following risks as principal risks of the Fund.
ESG Investing Risk: The Index’s incorporation of ESG considerations in its methodology may cause the Fund to make different investments than funds that do not incorporate such considerations in their strategy or investment processes. Under certain economic conditions, this could cause the Fund’s investment performance to be worse than funds that do not incorporate such considerations. The Index’s incorporation of ESG considerations may affect the Fund’s exposure to certain sectors and/or types of investments, and may adversely impact the Fund’s performance depending on whether such sectors or investments are in or out of favor in the market. The Index methodology incorporates data and scores provided by third parties, which may be unavailable or limited for certain issuers and/or only take into account one or a few of many ESG related components of portfolio companies. In instances where data or scores are unavailable or limited, (i) the Index may include, and the Fund may therefore hold, securities of companies that otherwise would not be included or held if data or scores were available or more complete, or (ii) the Index, and therefore the Fund, may exclude securities of companies that otherwise would have been included or held if data or scores were available or more complete. In addition, ESG information and scores across third party data providers, indexes and other funds may differ and/or be incomparable. To the extent circumstances evolve in between reconstitutions, the Index may include, and the Fund may therefore hold for a period of time, securities of companies that do not align with the Fund’s ESG‑related objectives and/or criteria.
Mid‑Capitalization Securities Risk: The securities of mid‑capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid‑sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid‑sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.
Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund’s investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time.

5.
The risk chart within the “ADDITIONAL RISK INFORMATION” section of the Prospectus is updated to reflect that “ESG Investing Risk”, “Mid‑Capitalization Securities Risk” and “Valuation Risk” are principal risks of the Fund and the following risk discussion is added beneath the risk chart:

Mid‑Capitalization Securities Risk. The securities of mid‑capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid‑sized companies may trade less frequently and in smaller volumes than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in these securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of mid‑sized issuers may be illiquid or may be restricted as to resale. Returns on investments in securities of mid‑capitalization companies could trail the returns on investments in securities of larger or smaller companies.

6.
In connection with the change to the Fund’s name, the Fund has adopted a non‑fundamental policy with respect to investments in securities suggested by its name. Accordingly, the following is added to the “INVESTMENT RESTRICTIONS” section beginning on page 18 of the SAI:

The SPDR MSCI USA Gender Diversity ETF will not, under normal circumstances, invest less than 80% of its net assets, plus the amount of borrowings for investment purposes, in securities of United States companies. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days’ written notice.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE